SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Pursuant to Rule 14a-12
PennantPark Investment Corporation
PennantPark Floating Rate Capital Ltd.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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December 21, 2011
Dear Stockholder:
You are cordially invited to attend a Joint Special Meeting of Stockholders of PennantPark Investment Corporation (“PNNT”) and PennantPark Floating Rate Capital Ltd. (“PFLT” and PNNT each, a "Company" and together, “the Companies”), to be held on February 7, 2012 at 2:00 p.m., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York.
The Notice of Joint Special Meetings of Stockholders and the Joint Proxy Statement of the Boards of Directors of the Companies, which is accessible on the Internet or by request, provide an outline of the business to be conducted at our Joint Special Meeting of Stockholders. At the meeting, you will be asked to approve a proposal to authorize flexibility for your Company, with approval of the Company's Board of Directors, to sell shares of the Company's common stock, during the next 12 months, at a price below the then-current net asset value per share in one or more offerings, subject to certain conditions as set forth in the Joint Proxy Statement.
It is important that your shares be represented at the Joint Special Meeting of Stockholders. If you are unable to attend the meeting in person, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. We encourage you to vote via the Internet, as it saves us significant time and processing costs. However, on the Notice of Internet Availability of Proxy Materials you also will find instructions on how to request a hard copy of the Joint Proxy Statement and proxy card(s) for your Company free of charge, and you may vote your proxy by returning your proxy card(s) to us after you request the hard copy materials. Your vote and participation in the governance of your Company is very important to us.
Sincerely yours,
Arthur H. Penn
Chief Executive Officer
PennantPark
590 Madison Avenue, 15th Floor
New York, New York 10022
212-905-1000

PENNANTPARK INVESTMENT CORPORATION

PENNANTPARK FLOATING RATE CAPITAL LTD.
NOTICE OF JOINT SPECIALMEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 7, 2012

December 21, 2011
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of PennantPark Investment Corporation (“PNNT”) and PennantPark Floating Rate Capital Ltd. (“PFLT” and PNNT each, a "Company" and together, the “Companies”) that:
A Joint Special Meeting of Stockholders of the Companies (the "Special Meeting") will be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on February 7, 2012 at 2:00 p.m., Eastern Time, for the following purpose, as to each Company:

1
To consider and vote upon a proposal to authorize flexibility for the Company, with the approval the Company's Board of Directors, to sell shares of the Company's common stock, during the next 12 months, at a price below the then-current net asset value per share, subject to certain limitations described in this Joint Proxy Statement.

      You have the right to receive notice of, and to vote at, the Special Meeting if you were a stockholder of record of PNNT at the close of business on December 13, 2011 and/or a stockholder of record of PFLT at the close of business on December 14, 2011. The Companies are furnishing a Joint Proxy Statement and proxy card(s) to their Stockholders on the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Joint Proxy Statement and proxy card(s) unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the Joint Proxy Statement, and vote your proxy, on the Internet.
Your vote is extremely important to us. If you are unable to attend the Special Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us free of charge hard copies of the Joint Proxy Statement and proxy card(s) for your Company by following the instructions on the Notice of Availability of Proxy Materials. As to each Company, in the event there are not sufficient votes for a quorum or to approve that Company's proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
EACH COMPANY'S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By Order of the Boards of Directors,
Thomas Friedmann
Secretary
PennantPark
590 Madison Avenue, 15th Floor
New York, New York 10022
212-905-1000

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

PENNANTPARK INVESTMENT CORPORATION
PENNANTPARK FLOATING RATE CAPITAL LTD.

590 Madison Avenue, 15th Floor
New York, New York 10022
(212) 905-1000
JOINT PROXY STATEMENT
For
2012 Joint Special Meeting of Stockholders
To Be Held on February 7, 2012
This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Stockholders (“Notice of Special Meeting”). Much of the information in this Joint Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at 212-905-1000.
This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (each, a “Board” and together, the "Boards") of PennantPark Investment Corporation (“PNNT”) and PennantPark Floating Rate Capital Ltd. (“PFLT” and PNNT each, a "Company" and together, the “Companies”, “we,” “us” or “our”), for use at the Companies' Joint Special Meeting of Stockholders (the “Meeting”) to be held on Tuesday, February 7, 2012 at 2:00 p.m.., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, and at any postponements or adjournments thereof. This Joint Proxy Statement is being provided to stockholders of the Companies (the “Stockholders”) via the Internet on or about December 21, 2011. In addition, a Notice of Special Meeting and a Notice of Internet Availability of Proxy Materials are being sent to Stockholders of record of PNNT as of December 13, 2011 and Stockholders of record of PFLT as of December 14, 2011.
Although each Company is a separate business development company and Stockholders of each Company will vote separately on the proposal contained herein, the Companies' are soliciting votes through this Joint Proxy Statement to reduce expenses to the Companies of soliciting proxies for the Meeting.
We encourage you to vote your shares, either by voting in person at the Meeting or by voting by proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the recommendation of your Company's Board. If any other business is brought before the Meeting, your shares will be voted at the Board's discretion unless you specifically state otherwise on your proxy.
You may revoke a proxy at any time before it is exercised by notifying your Company's Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any Stockholder entitled to vote at the Meeting may attend the Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.
You will be eligible to vote your shares electronically via the Internet, by telephone or by mail.
Purpose of Meeting
At the Meeting, you will be asked to vote on the following proposal for your Company:

1
To consider and vote upon a proposal to authorize flexibility for the Company, with the approval of the Company's Board of Directors, to sell shares of the Company's common stock (during the next 12 months) at a price below the then-current net asset value per share, subject to certain limitations described in this Joint Proxy Statement.

Voting Securities
You may vote your shares at the Meeting only if you were a Stockholder of record of PNNT at the close of business on December 13, 2011, and/or a Stockholder of record of PFLT at the close of business on December 14, 2011 (each, a “Record Date”). There were 45,689,781 shares of PNNT common stock and 6,850,667 shares of PFLT common stock (the “Common Stock”) outstanding on the Record Dates. Stockholders are entitled to one vote for each share held of Common Stock of their Company. Stockholders can vote only on matters affecting the Company (or Companies) in which they hold shares of Common Stock. Because the proposal stated above and in the Notice of Special Meeting is separate for each Company, it is essential that Stockholders who own shares in both Companies vote by Internet, telephone or mail in accordance with the instructions on the proxy card(s), with respect to each proxy card they receive.
Quorum Required
For a Company to conduct business at the Meeting, a quorum of a Company must be present at the Meeting. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock of a Company outstanding on the Record Date will constitute a quorum of such Company. If there are not enough votes for a quorum of a Company, the chairman of the Meeting will adjourn the Meeting with respect to that Company to permit the further solicitation of proxies.
Votes Required
Authorization to offer and sell shares of Common Stock below Net Asset Value
As to each Company, approval of this Proposal requires the affirmative vote of the Stockholders holding (1) a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Meeting and (2) a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting that are not held by affiliated persons of the Company. For purposes of this Proposal, the Investment Company Act of 1940, as amended (the “1940 Act”), defines “a majority of outstanding voting securities" of a Company as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions will have the effect of a vote against this Proposal.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. The Proposal is a non-routine matter for both Companies. Broker non-votes will not be treated as present at the Meeting and will not be voted at the Meeting with respect to the Proposal. If the beneficial owner does not provide voting instructions the broker or nominee cannot vote with respect to the Proposal. For this reason, it is imperative that Stockholders vote or provide instructions to their brokers as to how to vote
Adjournment and Additional Solicitation. As to each Company, if there appear not to be enough votes to approve the Proposal at the Meeting, the Stockholders of such Company who are represented in person or by proxy may vote to adjourn the Meeting with respect to that Company to permit further solicitation of proxies. Messrs. Marshall Brozost and Samuel L. Katz are the persons named as proxies for each Company and will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
A Stockholder vote may be taken on any of the proposals in this Joint Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation
Each Company will bear the expense of its solicitation of proxies for the Meeting, including the cost of preparing and posting this Joint Proxy Statement to the Internet and the cost of mailing the Notice of Special Meeting, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to their respective Stockholders. The Companies intend to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Companies expect to pay market rates for such services. If brokers, trustees, or fiduciaries and other institutions holding shares in their own names or in the names of their nominee, which shares are beneficially owned by others, forward the Joint Proxy Statement and relevant proxy card(s) to, and obtain proxies from, such beneficial owners, the applicable Company will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the Internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Companies, officers or employees of PennantPark Investment Advisers, LLC, the Companies' investment adviser (the “Adviser”), PennantPark Investment Administration, LLC, the Companies' administrator (the “Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such directors, officers or regular employees for such services. If the Companies retain a solicitor, the Companies have estimated that they will pay approximately $30,000 for such services. If the Companies engage a solicitor, you could be contacted by telephone on behalf of your Company and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm. The address of each of the Adviser and the Administrator is 590 Madison Avenue, 15th Floor, New York, New York 10022.
Stockholders may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Availability of Proxy Materials. These options require Stockholders to input the Control Number, which is provided with the Notice of Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, also will receive an e-mail confirming their instructions upon request.
If a Stockholder wishes to participate in the Meeting, but does not wish to give a proxy by Internet, the Stockholder may attend the Meeting in person or request and submit a proxy card by following the instructions on the Notice of Availability of Internet Proxy Materials.
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy and returning it, by mail, in time to be received before the Meeting, by attending the Meeting or by a notice, provided in writing and signed by the Stockholder, delivered to the Companies' Secretary on any business day before the date of the Meeting.

Security Ownership of Certain Beneficial Owners and Management
As of the Record Dates, to our knowledge, no person would be deemed to "control" (as such term is defined in the 1940 Act) either Company.
Each Company's Board is composed of the same individuals. Our directors consist of an interested director and four independent directors. An interested director is an “interested person” of the Companies, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).
The following table sets forth, as of November 18, 2011, certain ownership information with respect to each Company's Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of a Company's outstanding Common Stock and all officers and directors of the Companies, as a group.

Name and address(1)	Type of ownership(5)	Shares Owned		Percentage of Common Stock Outstanding
		PNNT	PFLT	PNNT	PFLT
Morgan Stanley and Co. Inc. 1585 Broadway New York, NY 10036-8293	Record/Beneficial	—	392,375	—	5.7%
Independent directors
Adam K. Bernstein(2)	Record/Beneficial	88,971	5,000	*	*
Marshall Brozost	Record/Beneficial	11,043	—	*	—
Jeffrey Flug	Record/Beneficial	102,358	—	*	—
Samuel L. Katz	Record/Beneficial	113,482	29,500	*	*

Interested director
Arthur H. Penn(3)(4)	Record/Beneficial	499,475	667	1.1%	*

Executive officer
Aviv Efrat	Record/Beneficial	40,294	2,750	*	*
All directors and executive officer as a group (6 persons)		855,623	37,917	1.9%	*
—————

(1)	The address for each officer and director is c/o PennantPark, 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Mr. Bernstein is the President of JAM Investments, LLC and may therefore be deemed to own beneficially the 68,236 shares of PNNT held by JAM Investments, LLC.
(3)	Mr. Penn is the Managing Member of the Adviser, and may therefore be deemed to own beneficially the 309,791 shares of PNNT and 667 shares of PFLT held by the Adviser.
(4)
For PFLT, the Adviser paid to the Company's underwriters 2% of the sales load, or $2.1 million in the aggregate, with respect to the initial public offering and exercise of the over-allotment option of shares of PFLT's Common Stock. PFLT (and indirectly its Stockholders) are obligated to repay this amount if certain conditions occur. If one or more of these conditions does not occur on or before April 7, 2014, PFLT will not be obligated to repay this amount. PFLT will repay such amount to the Adviser in cash, and the Adviser has agreed to use such payment to purchase shares of PFLT's Common Stock in the secondary market.

(5)	Sole Voting Power.
*	Less than 1 percent.

PROPOSAL: AUTHORIZATION TO OFFER AND SELL SHARES OF
COMMON STOCK BELOW NET ASSET VALUE
Stockholder Authorization
The 1940 Act generally prohibits each Company, as a business development company (“BDC”), from offering and selling shares of its Common Stock at a price below the then-current net asset value per share, or NAV, unless the policy and practice of doing so is approved by the Company's Stockholders within one year immediately prior to any such sales. Shares of our Common Stock have traded at a price both above and below their NAV since they have begun trading on the NASDAQ Global Select Market in 2007 for PNNT and 2011 for PFLT.
Each Company is seeking Stockholder approval now to sell its shares below NAV in order to provide flexibility for future sales, which typically are undertaken quickly in response to market conditions. The final terms of any such sales will be determined by the relevant Company's Board at the time of sale. Also, because neither Company has any immediate plans to sell any shares of its Common Stock below NAV, it is impracticable to describe the transaction or transactions in which such shares would be sold. Instead, any transaction where a Company would sell shares of its Common Stock, including the nature and amount of consideration that would be received by that Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Company's Board at the time of sale. If this proposal is approved, the relevant Company will not solicit further authorization from tits Stockholders prior to any such sale, and the authorization would be effective for shares sold during a period beginning on the date of Stockholder approval and expiring one year from such approval.
In a common stock offering, investors are offered an ownership interest in a corporation. Stockholders typically are entitled to vote on the selection of corporate directors and other important matters as well as to receive distributions on their holdings to the extent such distributions are declared.
Generally, common stock offerings by BDCs are priced based on the market price of the currently outstanding shares of common stock, less a small discount of approximately 5%. Accordingly, even when shares of a Company's Common Stock trade at a market price below NAV, the Proposal, if approved by Stockholders, would permit that Company to offer and sell shares of its Common Stock in accordance with pricing standards that market conditions generally require. This Joint Proxy Statement is not an offer to sell securities of either Company. Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.
1940 Act Conditions for Sales below NAV
Each Company's ability to issue shares of its Common Stock at a price below NAV is governed by the 1940 Act. Specifically, Section 63(2) of the 1940 Act provides that a Company may offer and sell shares of Common Stock at prices below the then current NAV with Stockholder approval, provided that:

•
any such sales are approved by (1) a majority of the Company's Independent Directors and (2) a majority of the Company's directors who have no financial interest in the proposal as being in the best interests of us and our Stockholders; and

•
such a required majority of directors, in consultation with the underwriter of the offering, if it is underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of any firm commitment to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value for those securities, less any distributing commission or discount.

Without the approval of its Stockholders to offer and sell shares of Common Stock at prices below NAV, each Company would be prohibited from selling such shares to raise capital when the market price for its Common Stock is below NAV. Our shares have, for the most part, recently traded at a discount to NAV.

Board Approval
On November 15, 2011, the Board of each Company unanimously approved, and is recommending that Stockholders vote in favor of, this Proposal to offer and sell shares of their Company's Common Stock at prices that may be less than NAV. Each Board concluded that the Proposal is in the best interests of the relevant Company and its Stockholders. In doing so, each Board, including the Independent Directors, considered and evaluated factors including the following, as discussed more fully below:

•	possible long-term benefits to the Company's Stockholders; and
•	possible dilution to the Company's NAV.

Prior to approving this Proposal, the Boards met to consider and evaluate material that Company management provided on the merits of the Companies possibly raising additional capital and the merits of publicly offering shares of Common Stock at a price below NAV. The Boards considered the objectives of a possible offering, the mechanics of an offering, establishing size parameters for an offering, the possible effects of dilution, Common Stock trading volume and other matters. The Independent Directors also consulted with their independent counsel to consider and evaluate the issues presented and voted separately on the issues presented.
Each Board evaluated a full range of offering sizes. However, neither Board has drawn any definite conclusions regarding the size of a contemplated capital raise at this time. The Boards expect that any increase in capital would be from a public offering of the Companies' Common Stock, or the possibility of one or more private placements. Additionally, each Company's Common Stock could be issued as part of a purchase of assets, portfolios or other companies.
In determining whether or not to offer and sell a Company's Common Stock, the Board has a duty to act in that Company's best interests and that of the Company's Stockholders and must comply with the other requirements of Section 63(2) of the 1940 Act. If Stockholders of a Company do not approve this Proposal, that Company's Board will consider and evaluate its options to determine what alternatives are in the Company's best interests and that of the Company's Stockholders.
Possible Long-Term Benefits to Stockholders
Each Board believes that having the flexibility for the Company to sell its Common Stock below NAV in certain instances is in the Company's best interests and the best interests of Stockholders. If the Companies were unable to access the capital markets when attractive investment opportunities arise, the Companies' ability to grow over time and to continue to pay dividends to Stockholders could be adversely affected. In reaching that conclusion, each Board considered the following possible benefits to the Company's Stockholders:
Current Market Conditions Have Created Attractive Opportunities
Current market opportunities have created, and we believe will continue to create for the foreseeable future, favorable opportunities to invest, including opportunities that, all else being equal, may increase each Company's NAV over the longer-term, even if financed with the issuance of Common Stock below NAV. Stockholder approval of this Proposal, subject to the conditions detailed below, is expected to provide the Companies with the flexibility to invest in such opportunities. We believe that current market conditions provide attractive opportunities to use capital.
Market conditions also have beneficial effects for capital providers, including reduced competition, more favorable pricing of credit risk, more conservative capital structures, and more creditor-friendly contractual terms. Accordingly, we believe that the Companies could benefit from access to capital in this constrained credit market and that the current environment should provide attractive investment opportunities. Each Company's ability to take advantage of these opportunities will depend upon its access to capital.

Greater Investment Opportunities Due to Larger Capital Resources
Each Board believes that additional capital raised through an offering of shares of the Company's Common Stock may help the Company generate additional deal flow. Based on discussions with Company management, the Boards believe that greater deal flow, which may be achieved with more capital, would enable the Companies to be more significant participants in the private debt and equity markets and to compete more effectively for attractive investment opportunities. With more capital to invest in portfolio opportunities, the Companies intend to be a more meaningful capital provider to companies and to compete for high quality investment opportunities with other companies having greater resources than we do currently. Management has represented to the Boards that such investment opportunities may be funded with proceeds of an offering of shares of each Company's Common Stock. However, management has not identified specific companies in which to invest the proceeds of an offering given that specific investment opportunities will change depending on the timing of an offering, if any.
Higher Market Capitalization and Liquidity May Make Our Common Stock More Attractive to Investors
If a Company issues additional shares, its market capitalization and the amount of its publicly tradable Common Stock will increase, which may afford all holders of its Common Stock greater liquidity. A larger market capitalization may make a Company's stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase a Company's trading volume, which could decrease the volatility in the secondary market price of its Common Stock.
Maintenance or Possible Increase of Distributions
A larger and more diversified portfolio could provide each Company with more consistent cash flow, which may support the maintenance and growth of the Companies' dividends. Each Company generally makes distributions to its Stockholders. PNNT last declared a quarterly distribution of $0.28 per share of Common Stock, which is payable on January 3, 2012. PFLT last declared a monthly distribution of $0.07 per share of Common Stock, which is payable on January 3, 2012. Although management will continue to seek to generate income sufficient to pay our dividends in the future, the proceeds of future offerings, and the investments thereof, could enable each Company to maintain and possibly grow its dividends, which may include a return of capital, in the future.
Reduced Expenses Per Share
For each Company, an offering that increases its total assets may reduce its expenses per share of Common Stock due to the spreading of fixed expenses over a larger asset base. Each Company must bear certain fixed expenses, such as certain administrative, governance and compliance costs that do not generally vary based on its asset size. On a per share basis, these fixed expenses will be reduced when supported by a larger asset base.
Status as a BDC and RIC and Maintaining a Favorable Debt-to-Equity Ratio
As a BDC and a regulated investment company ("RIC") for tax purposes, each Company must abide by certain requirements. RICs generally must distribute substantially all of their earnings from dividends, interest and short-term gains to stockholders as dividends in order to maintain pass-through tax treatment. This requirement prevents each Company from using retained earnings to finance new investments. Further, in order to borrow money or issue preferred stock, BDCs, generally, must maintain a debt-to-equity ratio of not more than 1:1, which requires each Company to finance its investments with at least as much common equity as its combined outstanding debt and preferred stock. While we believe that we can continue to meet our obligations to pay dividends and maintain the requisite debt-to-equity ratio without raising capital, raising such capital could enable us to take advantage of new investment opportunities and build our investment portfolios, which could help each Company meet such regulatory obligations.

Exceeding the required 1:1 debt-to-equity ratio would have severe negative consequences for a BDC, including an inability to pay dividends, possible breaches of debt covenants and failure to qualify for tax treatment as a RIC. Although neither Company currently expects that it will exceed the required 1:1 debt-to-equity ratio, the markets in which the Companies operate and the general economy remain volatile and uncertain. Even though the underlying performance of a particular portfolio company may not indicate impairment or an inability to repay indebtedness in full, the volatility in the debt capital markets may continue to impact the valuations of debt investments negatively and result in further unrealized write-downs of debt investments. Any such asset write-downs, as well as unrealized write-downs based on the underlying performance of a Company's portfolio companies, if any, will negatively impact its Stockholders' equity and the resulting debt-to-equity ratio required for BDCs. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact each Company's asset valuations, Stockholders' equity and our debt-to-equity ratio. Issuing new equity will improve the Companies' debt-to-equity ratios.

In addition to meeting legal requirements applicable to BDCs, having a more favorable debt-to-equity ratio will also generally strengthen each Company's balance sheet and give that Company more flexibility in its operations.
Trading History
PNNT's Common Stock has been quoted on The NASDAQ Global Select Market under the symbol “PNNT” since April 24, 2007, and PFLT Common Stock has been quoted on The NASDAQ Global Select Market under the symbol “PFLT” since April 8, 2011.
The following table lists the high and low closing sales price for PNNT's Common Stock, the closing sales price as a percentage of NAV, and quarterly distributions per share since shares of the Company's Common Stock began being regularly quoted on The NASDAQ Global Select Market. On November 18, 2011, the last reported closing sale price for PNNT Common Stock was $10.29 per share.

		Closing Sales Price		High Sales Price	Low Sales Price	Distributions
Period	NAV(1)	High	Low	to NAV(2)	to NAV (2)	Declared
Fiscal year ended September 30, 2011
Fourth quarter	$10.13	$11.52	$8.89	114%	88%	$0.27
Third quarter	11.08	12.43	10.97	112	99	0.27
Second quarter	11.30	13.05	11.21	115	99	0.27
First quarter	11.14	12.75	10.60	114	95	0.26

Fiscal year ended September 30, 2010
Fourth quarter	10.69	10.69	9.17	100	86	0.26
Third quarter	10.94	11.84	9.02	108	82	0.26
Second quarter	11.07	10.77	8.88	97	80	0.26
First quarter	11.86	9.15	7.63	77	64	0.25

Fiscal year ended September 30, 2009
Fourth quarter	11.85	9.06	6.28	76	53	0.24
Third quarter	11.72	7.65	3.85	65	33	0.24
Second quarter	12.00	4.05	2.64	34	22	0.24
First quarter	10.24	7.81	2.35	76	23	0.24

Fiscal year ended September 30, 2008
Fourth quarter	10.00	8.50	5.92	85	59	0.24
Third quarter	10.77	8.60	7.05	80	65	0.22
Second quarter	10.26	11.31	8.38	110	82	0.22
First quarter	12.07	14.49	9.08	120	75	0.22

Fiscal year ended September 30, 2007
Fourth quarter	12.83	14.76	12.61	115	98	0.22
Third quarter*	13.74	15.03	14.04	109	102	0.14
—————

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
*	From April 24, 2007 (initial public offering) to June 30, 2007.

The following table lists the high and low closing sales price for PFLT's Common Stock, the closing sales price as a percentage of NAV, and quarterly distributions, paid monthly, per share since shares of PFLT's Common Stock began being regularly quoted on The NASDAQ Global Select Market. On November 18, 2011, the last reported closing sale price for PFLT Common Stock was $10.25 per share.

		Closing Sales Price		High Sales Price	Low Sales Price	Declared
Period	NAV(1)	High	Low	to NAV (2)	to NAV (2)	Dividends
Fiscal year ending September 30, 2011
Fourth quarter	$13.44	$12.85	$10.34	96%	77%	$0.20
Third quarter*	14.06	13.70	12.27	97	87	0.05
—————

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
*	From April 8, 2011 (initial public offering) to June 30, 2011.

Although each Company may have, at times, experienced a market share price above NAV, there can be no assurance that it will do so under current market conditions or in the future. The unprecedented nature of the current credit market dislocation and uncertainty surrounding the U.S. economy have led to significant stock market volatility, particularly with respect to the stock of financial services companies.
Conditions to the Sale of A Company's Common Stock below NAV
As to each Company, if Stockholders approve this Proposal, the Company will sell shares of its Common Stock at a price below NAV, exclusive of sales compensation, only if the following conditions are met:

•	a majority of the Company's Independent Directors who have no financial interest in the sale have approved the sale and;
•
a majority of such Independent Directors, who, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities, or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount.

Dilution
Before voting on this Proposal or giving proxies with regard to this matter, Stockholders of each Company should consider the potentially dilutive effect on the NAV of the issuance of shares of the Company's Common Stock at a price less than NAV. Any sale of Common Stock by a Company at a price below NAV would result in an immediate dilution to existing Stockholders on a per share basis. This dilution would include reduction in the NAV as a result of the issuance of shares at a price below the NAV and a proportionately greater decrease in a Stockholder's per share interest in the earnings and assets of the Company and per share voting interest in the Company. Each Board has considered the potential dilutive effect of the issuance of shares at a price below the NAV and will consider again such dilutive effect when considering whether to authorize any specific issuance of shares of a Company's Common Stock below NAV.

The 1940 Act establishes a connection between market price and NAV because, when stock is sold at a market price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders of each Company should also consider that they will have no subscription, preferential or preemptive rights to additional shares of Common Stock proposed to be authorized for issuance, and thus any future issuance of Common Stock at a price below NAV would dilute a Stockholder's holdings of Common Stock as a percentage of shares outstanding to the extent the Stockholder does not purchase sufficient shares in the offering or otherwise to maintain the Stockholder's percentage interest. Further, if the Stockholder does not purchase, or is unable to purchase, any shares to maintain the Stockholder's percentage interest, regardless of whether such offering is at a price above or below the then current NAV, the Stockholder's voting power will be diluted.
The precise extent of any such dilution to a Company's Common Stock cannot be estimated before the terms of a Common Stock offering are set. As a general proposition, however, the amount of potential dilution will increase as the size of the offering increases. Another factor that will influence the amount of dilution in an offering is the amount of net proceeds that the Company receive from such offering. Each Board would expect that the net proceeds to a Company will be equal to the price that investors pay per share, less the amount of any underwriting discounts and commissions, typically 95% of the market price.
As previously discussed, the Boards evaluated a full range of offering sizes. The following examples indicate how an offering would immediately affect the NAV of each Company's Common Stock based on the assumptions set forth below. They do not include any effects or influence on market share price due to changes in investment performance over time, dividend policy, increased trading volume or other qualitative aspects of the shares of either Company's Common Stock.

Examples of Dilutive Effect of the Issuance of Shares Below NAV
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the actual level of market price decline below NAV per share that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%

Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—

Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

The discount to NAV is a result of market perception that moves the share price and thus NAV is only one determinant of market value. Each Company expects the market price of shares of its Common Stock will incorporate a discount or premium factor based on the market assessment of future earnings and the likelihood of those earnings supporting growth in our dividend yield.
Notwithstanding the dilutive effect of any equity financing on a Company's NAV, the relevant Board has considered the Company's need to obtain additional capital for investment and other factors discussed in this Joint Proxy Statement. With more capital to invest, the Boards believe that the Companies would be able to make investments with more significant earnings and growth potential. The Boards further believe that over time the value of the incremental assets available for investment, taken together with the other factors previously discussed, may be reflected positively in the market price of the Companies' shares and that such increases may exceed the initial dilutive effects that a Company is likely to experience in its NAV due to offerings of shares of Common Stock in accordance with this Proposal. In our view, the secondary market price of our Common Stock is an important gauge of the true economic impact on Stockholders of any equity offering.
Other Considerations
In reaching its recommendation to Stockholders to approve this Proposal, each Board considered a possible source of conflict of interest due to the fact that the proceeds from the issuance of additional shares of a Company's Common Stock will increase the management fees that such Company pays to the Adviser as such fees are partially based on the amount of the Company's gross assets. Each Board, including its Independent Directors, concluded that the benefits to the Company's Stockholders from increasing the Company's capital base outweighed any detriment from increased management fees, especially considering that the management fees would increase regardless of whether the Company offers shares of Common Stock below NAV or above NAV. Each Board also considered the effect of the following factors:

•	The costs and benefits of a Common Stock offering below NAV compared to other possible means for raising capital or concluding not to raise capital;

•	the size of a Common Stock offering in relation to the number of shares outstanding;

•	the general conditions of the securities markets; and

•	any impact on operating expenses associated with an increase in capital.

Potential Investors
Neither Company has solicited any potential buyers of the shares that it may elect to issue in any future offering to comply with the federal securities laws. No shares are earmarked for management or other affiliated persons of the Companies. However, members of our management and other affiliated persons may participate in a Common Stock offering by either Company on the same terms as others.
Required Stockholder Vote
As to each Company, if Stockholders approve this Proposal, during a one-year period commencing on the date of such approval, the Company will be permitted, but not required or otherwise obligated, to offer and sell newly issued shares of its Common Stock at a price below NAV at the time sold.
As to each Company, approval of this Proposal requires the affirmative vote of (1) a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Meeting and (2) a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act, defines “a majority of the outstanding voting securities" of a Company as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such Company are present or represented by proxy or (2) more than 50% of the outstanding voting securities of such Company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this Proposal.
EACH BOARD, INCLUDING ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO AUTHORIZE THEIR COMPANY TO OFFER AND SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW CURRENT NAV.

OTHER BUSINESS
The Boards know of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum of a Company or to approve the Proposal at the Meeting, the Stockholders of such Company who are represented in person or by proxy may vote to adjourn the Meeting with respect to that Company to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.
ANNUAL AND QUARTERLY REPORTS
Copies of the Companies' Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at our website at www.pennantpark.com or without charge upon request. Please direct your request to PennantPark, Attention: Investor Relations, 590 Madison Avenue, 15 th Floor, New York, New York 10022. Copies of such reports are also posted via EDGAR on the SEC's website at http://www.sec.gov.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Companies expect to hold their 2013 Joint Annual Meeting of Stockholders in February 2013, but the exact date, time, and location of such meeting have yet to be determined. A Stockholder of either Company who intends to present a proposal at that joint annual meeting, including nomination of a director, must submit the proposal in writing addressed to Thomas Friedmann, Secretary, c/o PennantPark, 590 Madison Avenue, 15 th  Floor, New York, New York 10022. Notices of intention to present proposals, including nomination of a director, at the 2013 joint annual meeting must be received by the relevant Company between July 24, 2012 and 5:00 p.m. Eastern Time on August 23, 2012. The submission of a proposal does not guarantee its inclusion in the Companies' joint proxy statement or presentation at the meeting unless certain securities law requirements are met. The Companies reserve the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The Audit Committee of each Company has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Companies' Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Audit Committees' Co-Chairs. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Mr. Guy F. Talarico
PennantPark
Chief Compliance Officer
590 Madison Avenue, 15th Floor
New York, New York 10022
The Audit Committees' Co-Chairs may be contacted at:
Messrs. Jeffrey Flug and/or Samuel L. Katz
PennantPark
Audit Committee Co-Chair
590 Madison Avenue, 15th Floor
New York, New York 10022

You are cordially invited to attend our Joint Special Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card(s).

By Order of the Boards of Directors,
Thomas Friedmann
Secretary
New York, New York
December 21, 2011

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 07, 2012

PENNANTPARK INVESTMENT CORPORATION

Meeting Information

Meeting Type: Special Meeting
For holders as of: December 13, 2011
Date: February 07, 2012 **Time:** 2:00 PM EST
Location: Offices of Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000117534_1 R1.0.0.11699

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before January 24, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000117534_2 R1.0.0.11699

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

0000117534_3 R1.0.0.11699

PennantPark Investment Corporation

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal:

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000117555_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

PENNANTPARK INVESTMENT CORPORATION
Special Meeting of Shareholders
February 7, 2012 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Marshall Brozost and Samuel L. Katz, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of Common Stock of PennantPark Investment Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on February 7, 2012 at 2:00 p.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000117536_2 R1.0.0.11699

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 07, 2012

PENNANTPARK FLOATING RATE CAP

Meeting Information

Meeting Type: Special Meeting
For holders as of: December 14, 2011
Date: February 07, 2012 **Time:** 2:00 PM EST
Location: Offices of Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000117543_1 R1.0.0.11699

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before January 24, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000117543_2 R1.0.0.11699

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

0000117543_3 R1.0.0.11699

PennantPark Floating Rate Capital Ltd.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal:

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000117545_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

PENNANTPARK FLOATING RATE CAPITAL LTD.
Special Meeting of Shareholders
February 7, 2012 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Marshall Brozost and Samuel L. Katz, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of Common Stock of PennantPark Floating Rate Capital Ltd. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on February 7, 2012 at 2:00 p.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000117545_2 R1.0.0.11699